UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 3, 2010
Date of Report (Date of earliest event reported)

FBR Capital Markets Corporation
 (Exact Name of Registrant as Specified in its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

001-33518	20-5164223
(Commission File Number)	(IRS Employer Identification No.)

1001 Nineteenth Street North
Arlington, VA 22209
 (Address of Principal Executive Offices) (Zip Code)

(703) 312-9500
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

FBR Capital Markets Corporation (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on June 3, 2010.  The shareholders considered four proposals, each of which is described in the Company’s definitive proxy statement for the Annual Meeting (the “2010 Proxy Statement”) as filed with the Securities and Exchange Commission on April 29, 2010.  A total of 55, 300, 133 shares were represented in person or by proxy, or 91.33% of the total shares outstanding.  The final results of votes with respect to the proposals submitted for shareholder vote at the Annual Meeting are set forth below.

Proposal 1.  Shareholders elected the eight directors named in the 2010 Proxy Statement to the Company’s Board of Directors (the “Board”):

NOMINEE	FOR	WITHHELD

Eric F. Billings	34,073,996	16,556,202
Richard J. Hendrix	37,383,506	13,246,692
Thomas J. Hynes, Jr.	44,704,428	5,925,770
Adam J. Klein	34,061,452	16,568,746
Richard A. Kraemer	49,449,350	1,180,848
Ralph S. Michael, III	44,835,159	5,795,039
Thomas S. Murphy, Jr.	33,769,032	16,861,166
Arthur J. Reimers	44,704,428	5,925,770

There were 4,660,935 broker non-votes.

Proposal 2.  Shareholders did not approve the proposed amendment to the Company’s 2006 Long-Term Incentive Plan to increase by 9,000,000 shares the maximum number of shares authorized for issuance thereunder:

FOR	AGAINST	ABSTAIN
17,451,805	27,901,059	5,227,334

There were 4,660,935 broker non-votes.

Proposal 3.  Shareholders approved the proposed amendment to the Company’s 2006 Long-Term Incentive Plan allowing for a one-time stock option exchange program:

FOR	AGAINST	ABSTAIN
24,033,964	21,318,900	5,227,334

There were 4,660,935 broker non-votes.

Proposal 4.  Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010:

FOR	AGAINST	ABSTAIN
55,276,779	22,527	827

There were no broker non-votes.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting, the shareholders of the Company approved Proposal 3 with respect to the amendment to the Company’s 2006 Long-Term Incentive Plan (the “LTIP”) to allow for a one-time stock option exchange program, but did not approve Proposal 2 with respect to the proposed amendment to the LTIP to increase by 9,000,000 shares the maximum number of shares authorized for issuance thereunder.

For a description of the terms and conditions of the LTIP, as amended and restated on June 3, 2010, see see “Text of Amendment to the 2006 LTIP” under “Proposal 3 – Approval of Amendment to the 2006 Long-Term Incentive Plan Allowing for a One-Time Stock Option Exchange Program” in the 2010 Proxy Statement.  As referenced in “Shares Subject to the Plan” under “Description of the 2006 LTIP” under “Proposal 2 – Approval of Amendment to the 2006 Long-Term Incentive Plan to Increase by 9,000,000 Shares the Maximum Number of Shares of Common Stock Authorized for Issuance Thereunder” in the 2010 Proxy Statement, given that the increase to the number of shares authorized for issuance under the LTIP was not approved, the maximum number of shares that may be issued under the LTIP is 22,069,985.  The description of the LTIP contained in the 2010 Proxy Statement is qualified in its entirety by reference to the full text of the LTIP, a copy of which is attached as Exhibit 10.1 hereto.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits

Exhibit Number	Description

10.1	FBR Capital Markets Corporation 2006 Long-Term Incentive Plan, as Amended and Restated

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR Capital Markets Corporation

Date: June 8, 2010	By:	/s/ Bradley J. Wright
Bradley J. Wright
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	FBR Capital Markets Corporation 2006 Long-Term Incentive Plan, as Amended and Restated